PROPERTY AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2015
Property, Plant and Equipment [Abstract]
Property and Equipment
Property and equipment are as follows:

	(In thousands)
Property and Equipment	December 31, 2015	December 31, 2014
Aircraft	$11,296	$10,490
Leasehold	22,469	15,381
Manufacturing Equipment	5,452	4,155
Software Development Costs	1,942	1,314
Office Equipment	10,967	8,364
Total	52,126	39,704
Accumulated Depreciation	(23,376)	(17,932)
Property and Equipment, net	$28,750	$21,772